NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION
FOR NON U.S. SUBSCRIBERS (ONTARIO RESIDENTS)

AUTHENTIC TEAS INC.

PRIVATE PLACEMENT OF $0.001 COMMON STOCK

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on page 11 of this Subscription.

2.

IF you are not subscribing as a close personal friend, family member, or close business associate of a director, officer, founder or control person of the Company as indicated on page 4, COMPLETE the Accredited Investor Questionnaire attached as Schedule A to this Subscription (the “Questionnaire”).

3.	DELIVER the Subscription Proceeds to the President, Hrant Isbeceryan, at the address of the Company set out below.

4.	COURIER the originally executed copy of the entire Subscription to the President, Hrant Isbeceryan, at:

AUTHENTIC TEAS INC.
Suite 2820, 33 Harbour Square
Toronto, Ontario M5J 2G2

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION
(Non U.S. Subscribers Only – Ontario Residents)

TO:	AUTHENTIC TEAS INC. (the “Company”) Suite 2820, 33 Harbour Square Toronto, Ontario M5J 2G2

Purchase of Shares

1.                                Subscription

1.1                              The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of shares of the Company’s common stock (the “Shares”) as set out on page 11 of this Subscription at a price of US$0.001 per Share (such subscription and agreement to purchase being the “Subscription”), for the total subscription price as set out on page 11 of this Subscription (the “Subscription Proceeds”), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2                              The Company hereby agrees to sell the Shares to the Subscriber, on the basis of the representations and warranties and subject to the terms and conditions set forth herein. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.3                              Unless otherwise provided, all dollar amounts referred to in this Subscription are in lawful money of the United States of America.

2.                                Payment

2.1                              The Subscription Proceeds must accompany this Subscription and shall be sent directly to the Company.

2.2                              Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this subscription being accepted by the Company.

2.3                              The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities.

3.                                Closing

3.1                              Closing of the purchase and sale of the Shares shall occur on such date as may be determined by the Company in its sole discretion (the “Closing Date”). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date.

4.                                Acknowledgements of Subscriber

4.1                              The Subscriber acknowledges and agrees that:

(a)

the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

by completing the Questionnaire, if applicable, the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as the term is defined in National Instrument 45-106 (“NI 45-106”) adopted by the Ontario Securities Commission (the “OSC”);

(d)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company regarding the Offering;

(e)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(f)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription;

(g)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription and the Questionnaire, if applicable, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription and the Questionnaire, if applicable;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein, the Questionnaire, if applicable, or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j)	that resale of any of the Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation;

(k)

the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)

the Subscriber is outside the United States when receiving and executing this Subscription and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(m)

none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares;

(n)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(o)

the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(p)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of Ontario including statutory rights of rescission or damages, will not be available to the Subscriber;

(q)

the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(r)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(s)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(t)	there is no government or other insurance covering any of the Shares; and

(u)

this Subscription is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason.

5.                                Representations, Warranties and Covenants of the Subscriber

5.1                              The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)

the Subscriber is purchasing the Shares as principal for its own account for investment purposes only, not for the benefit of another person and not with a view to the resale or distribution of all or any of the Shares and it is (circle one of the following):

	(i)	a director, executive officer, employee, founder or control person of the Company,

(ii)

a spouse, parent, grandparent, brother, sister, child or grandchild of ________________________________, (insert applicable name) a director, executive officer, founder or control person of the Company,

(iii)

a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________, (insert applicable name) a director, executive officer, founder or control person of the Company,

(iv)

a close personal friend or business associate of _________________________________, (insert applicable name) a director, executive officer, founder or control person of the Company, whose relationship with that person is such that the Subscriber would not be considered to be a member of the public in respect of such person or the Company and the Subscriber does not require the protection of receiving a prospectus before making an investment in the Shares,

	(v)	a security holder of the Company;

	(vi)	a person or company of which a majority of the voting securities are beneficially owed by, or a majority of the directors are, persons or companies described in paragraphs (i) to (iv),

	(vii)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in paragraphs (i) to (iv), or

	(viii)	an “Accredited Investor” as defined in Schedule A attached hereto; (complete Schedule A if subscribing as an Accredited Investor);

(b)	the Subscriber is not a U.S. Person;

(c)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(d)	the Subscriber is resident in the jurisdiction set out on page 11 of this Subscription;

(e)

the issuance of the Shares to the Subscriber as contemplated by the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Shares to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(f)	the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares,

(ii)

is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares, and

	(iv)	represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

		A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

		B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(g)

the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(h)	the Subscriber is outside the United States when receiving and executing this Subscription;

(i)	the Subscriber has received and carefully read this Subscription;

(j)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(k)

the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(m)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(n)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested in the Questionnaire, if applicable;

(o)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(p)

the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(q)	the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(r)

all information contained in this Subscription and the Questionnaire, if applicable, is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(s)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(t)

the Subscriber is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(u)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Shares and the Company;

(v)

if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(w)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(x)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares,

	(ii)	that any person will refund the purchase price of any of the Shares,

	(iii)	as to the future price or value of any of the Shares, or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(y)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription:

	(i)	a fully completed and executed Questionnaire in the form attached hereto as Schedule A if the Subscriber is subscribing as an Accredited Investor, and

	(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as an accredited investor.

5.2                              In this Subscription, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription includes any person in the United States.

6.                                Waiver

6.1                              The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7.                                Representations and Warranties will be Relied Upon by the Company

7.1                              The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.                                Resale Restrictions

8.1                              The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.                                Ontario Resale Restriction

9.1                              The Subscriber acknowledges that the Shares are subject to resale restrictions in Ontario and may not be traded in Ontario except as permitted by the Securities Act (Ontario) (the “Ontario Act”) and the rules made thereunder.

9.2                              Pursuant to National Instrument 45-102, as adopted by the OSC, a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the Ontario Act) unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Shares were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Shares is to be imprinted with a restrictive legend (the “Canadian Legend”).

9.3                              By executing and delivering this Subscription, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the Subscriber.

9.4                              As a consequence, the Subscriber will not be able to rely on the resale provisions of National Instrument 45-102, and any subsequent trade in any of the Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

10.                              Legending and Registration of Subject Shares

10.1                            The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

10.2                            The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription.

11.                              Collection of Personal Information

11.1                            The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12.                              Costs

12.1                            The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.                              Governing Law

13.1                            This Subscription is exclusively governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

14.                              Survival

14.1                            This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15.                            Assignment

15.1                          This Subscription is not transferable or assignable.

16.                            Severability

16.1                          The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

17.                            Entire Agreement

17.1                          Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.                            Notices

18.1                          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11 and notices to the Company shall be directed to it at the first page of this Subscription.

19.                            Counterparts and Electronic Means

19.1                          This Subscription may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription as of the date hereinafter set forth.

20.                            Language

20.1                          The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Shares be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des bons de souscription achets soient rédigés en anglais seulement.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share certificates to:

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

(name)

(address)

3.

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, and Zip Code of Subscriber)

(Country of Subscriber)

(Fax Number)

(Number of Shares to be Purchased)

(Total Subscription Price)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Shares is hereby accepted by AUTHENTIC TEAS INC.

DATED at ______________________________, the _____ day of __________________, 2010.

AUTHENTIC TEAS INC.

Per:
Authorized Signatory

SCHEDULE A
ACCREDITED INVESTOR FORM

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the “Subscriber”) represents and warrants to the Company that the Subscriber satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

_______Category 1	a Canadian financial institution, or a Schedule III bank

_______Category 2	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

_______Category 3

a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_______Category 4

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_______Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4

_______Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

_______Category 7

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec

_______Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

_______Category 9	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

_______Category 10

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000

_______Category 11

an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_______Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000

_______Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

_______Category 14	an investment fund that distributes or has distributed its securities only to

(a) a person that is or was an accredited investor at the time of the distribution;

(b)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [Minimum amount investment], and 2.19 of National Instrument 45-106 [Additional investment in investment funds]; or

	(c)	a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [Investment fund reinvestment]

_______Category 15

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

_______Category 16

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_______Category 17	a person acting on behalf of a fully managed account managed by that person, if that person

	(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

	(b)	in Ontario, is purchasing a security that is not a security of an investment fund

_______Category 18

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_______Category 19	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function

_______Category 20

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_______Category 21	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_______Category 22	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

	(a)	an accredited investor; or

	(b)	an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 came into force

The statements made in this Form are true and accurate as of the date of signing and will be true and accurate as of the Closing Date. If any such representations and warranties shall cease to be true and accurate at any time prior to Closing, the Subscriber will promptly notify the Company.

Dated ________________________________________2010.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

For the purposes hereof:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;

(b)	“Canadian financial institution” means:

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“non-redeemable investment fund” means an issuer:

	(i)	whose primary purpose is to invest money provided by its securityholders;

	(ii)	that does not invest

		(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(h)	“person” includes

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(i)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(k)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.